Exhibit 99.1
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On February 7, 2023 (the “Closing Date”), Lifecore Biomedical, Inc. (the “Company” or “Lifecore”) completed the sale of all the Company’s avocado products business (the “Business”), including its Yucatan® and Cabo Fresh® brands, as well as the associated manufacturing facility and operations in Guanajuato, Mexico, through the acquisition of the outstanding equity interests of Yucatan Foods, LLC, an indirect wholly owned subsidiary of the Company (“Yucatan”), for an aggregate purchase price of $17.5 million in cash, subject to customary net working capital adjustments (the “Yucatan Sale”), pursuant to that certain Securities Purchase Agreement (the “SPA”), dated February 7, 2023, executed by the Company, Camden Fruit Corp., an indirect wholly owned subsidiary of the Company, Yucatan, and Yucatan Acquisition Holdings LLC, a wholly owned subsidiary of Flagship Food Group LLC (“Buyer”). The SPA included a working capital adjustment period, various representations, warranties, and covenants of the parties generally customary for a transaction of this nature. Concurrently with the execution of the SPA, the Company has entered into a transition services agreement (the “TSA”) with the buyer to provide for a customary and orderly transition of the Business to Buyer, and such fees earned, and costs incurred for such transition services shall be included in continuing operations in subsequent periods.

The accompanying unaudited pro forma financial information was prepared utilizing our historical financial data derived from the interim consolidated financial statements included in our Quarterly Report on Form 10-Q for the period ended November 27, 2022, which was filed with the Securities and Exchange Commission on March 16, 2023, and from the audited consolidated financial statements for the years ended May 29, 2022, May 30, 2021 and May 31, 2020, included in our Annual Report on Form 10-K/A, which was filed with the Securities and Exchange Commission on March 16, 2023. The pro forma adjustments are described in the notes to the unaudited pro forma financial information and are based upon available information and assumptions that we believe are reasonable. The unaudited pro forma financial information assumes the sale transaction described above was consummated at November 27, 2022, for the unaudited consolidated condensed balance sheet for the period then ended. The unaudited consolidated condensed statements of comprehensive (loss) income for the six months ended November 27, 2022, and fiscal years ended May 29, 2022, May 30, 2021 and May 31, 2020, assumes the transaction was consummated at May 27, 2019 (the first day of our fiscal year ended May 31, 2020), giving full effect to the transaction for the periods presented. The accompanying unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and risk factors included in its filings with the Securities and Exchange Commission.

The unaudited pro forma financial information was derived by adjusting the Company’s historical consolidated financial statements and is based on estimates, available information and certain assumptions that the Company’s management believes are reasonable. The Company's management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited pro forma financial information are for illustrative purposes only. The financial results may have been different had the sale actually taken place at the time indicated. You should not rely upon the unaudited consolidated pro forma financial information as being indicative of the historical results that would have been achieved had the transaction occurred at the times indicated or of the future financial position or results the Company will experience.

LIFECORE BIOMEDICAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(In thousands, except par value)

	November 27, 2022	Pro Forma Adjustments	Notes	November 27, 2022
	As Reported			Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$6,830	$(891)	2(b)	$5,939
Accounts receivable, less allowance for credit losses	35,689	(6,516)	2(b)	29,173
Inventories	77,524	(30,505)	2(b)	47,019
Prepaid expenses and other current assets	7,049	(2,352)	2(b)	4,697
Total Current Assets	127,092	(40,264)		86,828

Property and equipment, net	118,852	(3,257)	2(b)	115,595
Operating lease right-of-use assets	7,951	(1,953)	2(b)	5,998
Goodwill	13,881	—		13,881
Trademarks/tradenames, net	7,400	(3,000)	2(b)	4,400
Customer relationships, net	1,292	(1,292)	2(b)	—
Other assets	2,605	(102)	2(b)	2,503
Total Assets	$279,073	$(49,868)		$229,205

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable	$27,971	$(14,619)	2(b)	$13,352
Accrued compensation	4,602	(498)	2(b)	4,104
Other accrued liabilities	10,426	(759)	2(b)	9,667
Current portion of lease liabilities	5,013	(721)	2(b)	4,292
Deferred revenue	731	—		731
Line of credit	48,000	(13,000)	2(a)	35,000
Current portion of long-term debt, net	98,953	—		98,953
Total Current Liabilities	195,696	(29,597)		166,099

Long-term debt, net	—	—		—
Long-term lease liabilities	8,999	(1,523)	2(b)	7,476
Deferred taxes, net	10	—		10
Other non-current liabilities	201	—		201
Total Liabilities	204,906	(31,120)		173,786

Stockholders’ Equity:
Common stock, $0.001 par value; 50,000 shares authorized; 30,297 shares issued and outstanding at November 27, 2022	30	—		30
Additional paid-in capital	174,036	—		174,036
Retained earnings (accumulated deficit)	(99,899)	(18,748)	2(a)(b)(c)	(118,647)
Accumulated other comprehensive loss	—	—		—
Total Stockholders’ Equity	74,167	(18,748)		55,419
Total Liabilities and Stockholders’ Equity	$279,073	$(49,868)		$229,205

LIFECORE BIOMEDICAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(In thousands, except per share amounts)

	Six Months Ended November 27, 2022
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Product sales	$82,157	$(32,009)	2(d)	$50,148
Cost of product sales	68,797	(32,241)	2(d)	36,556
Gross profit	13,360	232		13,592

Operating costs and expenses:
Research and development	4,166	(43)	2(d)	4,123
Selling, general and administrative	21,435	(3,273)	2(d)	18,162
Impairment of indefinite-lived intangible assets	1,300	(1,000)	2(d)	300
Restructuring costs	1,870	(45)	2(d)	1,825
Total operating costs and expenses	28,771	(4,361)		24,410
Operating loss	(15,411)	4,593		(10,818)

Interest income	31	—		31
Interest expense	(7,897)	—		(7,897)
Other income (expense), net	(515)	—		(515)
Net loss before tax	(23,792)	4,593		(19,199)
Income tax benefit (expense)	(8)	(785)	2(d)	(793)
Net loss	$(23,800)	$3,808		$(19,992)

Net loss per common share:
Basic	$(0.80)	$0.13		$(0.68)
Diluted	$(0.80)	$0.13		$(0.68)

Shares used in per share computation:
Basic	29,605	—		29,605
Diluted	29,605	—		29,605

Other comprehensive income , net of tax:
Net unrealized gain on interest rate swaps (net of tax effect of $(16))	$586	$—		$586
Other comprehensive income, net of tax	586	—		586
Total comprehensive loss	$(23,214)	$3,808		$(19,406)

LIFECORE BIOMEDICAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(In thousands, except per share amounts)

	Twelve Months Ended May 29, 2022
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Product sales	$185,786	$(65,268)	2(d)	$120,518
Cost of product sales	135,416	(59,527)	2(d)	75,889
Gross profit	50,370	(5,741)		44,629

Operating costs and expenses:
Research and development	7,841	(94)	2(d)	7,747
Selling, general and administrative	46,127	(8,261)	2(d)	37,866
Impairment of goodwill, long-lived and intangible assets	46,089	(46,089)	2(d)	—
Restructuring costs	8,961	(484)	2(d)	8,477
Total operating costs and expenses	109,018	(54,928)		54,090
Operating loss	(58,648)	49,187		(9,461)

Interest income	81	—		81
Interest expense, net	(17,357)	—		(17,357)
Transition Services Income	5,814			5,814
Other (expense) income, net	641	—		641
Net loss from continuing operations before tax	(69,469)	49,187		(20,282)
Income tax benefit	5,945	486	2(d)	6,431
Net loss from continuing operations	$(63,524)	$49,673		$(13,851)

Discontinued operations:
Loss from discontinued operations	(51,276)	—		(51,276)
Income tax benefit	121	—		121
Loss from discontinued operations, net of tax	(51,155)	—		(51,155)
Net loss	$(114,679)	$49,673		$(65,006)

Net loss per common share:
Loss from continuing operations	$(2.16)	$1.69		$(0.47)
Loss from discontinued operations	(1.74)	—		(1.74)
Total basic net loss per share	$(3.90)	$1.69		$(2.21)

Diluted net loss per share:
Loss from continuing operations	$(2.16)	$1.69		$(0.47)
Loss from discontinued operations	(1.74)	—		(1.74)
Total diluted net loss per share	$(3.90)	$1.69		$(2.21)

Shares used in per share computation:
Basic	29,446	—		29,446
Diluted	29,446	—		29,446

Other comprehensive (loss) income, net of tax:
Net unrealized gain (loss) on interest rate swaps (net of tax effect of $(430))	$772	$—		$772
Other comprehensive (loss) income, net of tax	772	—		772
Total comprehensive loss	$(113,907)	$49,673		$(64,234)

LIFECORE BIOMEDICAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(In thousands, except per share amounts)

	Twelve Months Ended May 30, 2021
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Product sales	$171,546	$(63,575)	2(d)	$107,971
Cost of product sales	121,075	(54,101)	2(d)	66,974
Gross profit	50,471	(9,474)		40,997

Operating costs and expenses:
Research and development	7,423	(1,030)	2(d)	6,393
Selling, general and administrative	37,660	(8,432)	2(d)	29,228
Legal settlement charge	1,763	—		1,763
Restructuring costs	3,759	(32)	2(d)	3,727
Total operating costs and expenses	50,605	(9,494)		41,111
Operating loss	(134)	20		(114)

Interest income	48	—		48
Interest expense, net	(10,387)	—		(10,387)
Loss on debt refinancing	(1,110)	—		(1,110)
Other (expense) income, net	111	—		111
Net loss from continuing operations before tax	(11,472)	20		(11,452)
Income tax benefit	1,903	1,031	2(d)	2,934
Net loss from continuing operations	$(9,569)	$1,051		$(8,518)

Discontinued operations:
Loss from discontinued operations	(28,994)	—		(28,994)
Income tax benefit	5,898	—		5,898
Loss from discontinued operations, net of tax	(23,096)	—		(23,096)
Net loss	$(32,665)	$1,051		$(31,614)

Basic net loss per share:
Loss from continuing operations	$(0.33)	$0.04		$(0.29)
Loss from discontinued operations	(0.79)	—		(0.79)
Total basic net loss per share	$(1.12)	$0.04		$(1.08)

Diluted net loss per share:
Loss from continuing operations	$(0.33)	$0.04		$(0.29)
Loss from discontinued operations	(0.79)	—		(0.79)
Total diluted net loss per share	$(1.12)	$0.04		$(1.08)

Shares used in per share computation:
Basic	29,294	—		29,294
Diluted	29,294	—		29,294

Other comprehensive (loss) income, net of tax:
Net unrealized gain (loss) on interest rate swaps (net of tax effect of ($445))	$1,450	$—		$1,450
Other comprehensive (loss) income, net of tax	1,450	—		1,450
Total comprehensive loss	$(31,215)	$1,051		$(30,164)

LIFECORE BIOMEDICAL, INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF COMPREHENSIVE (LOSS) INCOME
(In thousands, except per share amounts)

	Twelve Months Ended May 31, 2020
	As Reported	Pro Forma Adjustments	Notes	Pro Forma
Product sales	$160,066	$(62,194)	2(d)	$97,872
Cost of product sales	120,679	(57,619)	2(d)	63,060
Gross profit	39,387	(4,575)		34,812

Operating costs and expenses:
Research and development	7,582	(995)	2(d)	6,587
Selling, general and administrative	40,674	(8,251)	2(d)	32,423
Impairment of indefinite-lived intangible assets	12,953	(6,200)	2(d)	6,753
Restructuring costs	4,054	—		4,054
Total operating costs and expenses	65,263	(15,446)		49,817
Operating loss	(25,876)	10,871		(15,005)

Interest income	72	(6)	2(d)	66
Interest expense, net	(4,646)	—		(4,646)
Other (expense) income, net	(195)	—		(195)
Net loss from continuing operations before tax	(30,645)	10,865		(19,780)
Income tax benefit	8,774	(2,377)	2(d)	6,397
Net loss from continuing operations	(21,871)	8,488		(13,383)

Discontinued operations:
Loss from discontinued operations	(20,662)	—		(20,662)
Income tax benefit	4,342	—		4,342
Loss from discontinued operations, net of tax	(16,320)	—		(16,320)
Net loss	$(38,191)	$8,488		$(29,703)

Basic net loss per share:
Loss from continuing operations	$(0.75)	$0.29		$(0.46)
Loss from discontinued operations	(0.56)	—		(0.56)
Total basic net loss per share	$(1.31)	$0.29		$(1.02)

Diluted net loss per share:
Loss from continuing operations	$(0.75)	$0.29		$(0.46)
Loss from discontinued operations	(0.56)	—		(0.56)
Total diluted net loss per share	$(1.31)	$0.29		$(1.02)

Shares used in per share computation:
Basic	29,162	—		29,162
Diluted	29,162	—		29,162

Other comprehensive (loss) income, net of tax:
Net unrealized gain (loss) on interest rate swaps (net of tax effect of $878)	$(2,872)	$—		$(2,872)
Other comprehensive (loss) income, net of tax	(2,872)	—		(2,872)
Total comprehensive loss	$(41,063)	$8,488		$(32,575)

LIFECORE BIOMEDICAL, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL INFORMATION

Note 1. Basis of Presentation

The pro forma consolidated condensed balance sheet and statements of comprehensive (loss) income have been derived from the historical consolidated condensed balance sheet and statements of comprehensive (loss) income of Lifecore as adjusted to give effect to the Yucatan Sale. The pro forma consolidated condensed balance sheet gives effect to the sale as if it occurred on November 27, 2022, which was the last day of Lifecore’s fiscal year 2023 second quarter. The pro forma consolidated condensed statements of comprehensive (loss) income for the six months ended November 27, 2022, and the fiscal years ended May 29, 2022, May 30, 2021 and May 31, 2020 give effect to the sale as if it occurred on May 27, 2019, which was the first day of Lifecore’s fiscal year ended May 31, 2020.

Note 2. Pro Forma Adjustments

Consolidated Condensed Balance Sheet

(a) This adjustment relates to the gross proceeds received at closing for the Yucatan Sale of $17.5 million, less the payment of transactions-related costs of approximately $4.5 million, and the subsequent repayment of $13.0 million in borrowings under Lifecore’s existing credit agreements with BMO, Goldman Sachs Specialty Lending Group, L.P. and Guggenheim Credit Services, LLC.

(b) These adjustments represent the elimination of the assets and liabilities associated with the Yucatan Sale.

(c) Adjustment relates to the approximate loss on sale related to the Yucatan Sale.

Consolidated Condensed Statements of Comprehensive (Loss) Income

(d) These adjustments represent the elimination of the revenues and operating expenses associated with the Yucatan Sale.